Exhibit 10.1

Addendum #2 to Commitment Letter

Addendum Effective Date: October 23, 2015

WHEREAS, Cachet Financial Solutions, Inc. (“Borrower”) and Jim Davis and Mike Hanson (“Lenders”)(collectively “Parties”) entered into a Commitment Letter, effective July 30th, 2014 (the “Agreement”) and amended on February 16, 2015; and

WHEREAS, Mr. Hanson agreed to advance an additional $250,000 under the terms of the agreement on October 23, 2015.

NOW THEREFORE, for valuable consideration, the adequacy and receipt of which are hereby acknowledged, the parties agree as follows:

1.	Pre-Established Terms

All terms and conditions of the Agreement shall remain in full force and effect and apply to this Addendum, unless specifically modified herein.

In Witness Whereof, this Amendment to the Commitment Letter has been duly executed as of the Addendum Effective Date written above.

Borrower:		Lender

Cachet Financial Solutions, Inc.		James Davis

By:	/s/ Jeffrey Mack	By:	/s/ James Davis
Its:	Chief Executive Officer
Lender

Michael Hanson

		By:	/s/ Michael Hanson